                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE

                                DECEMBER 12, 2005

                              [MERRILL LYNCH LOGO]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

* OLTV SHOULD INCLUDE FIRST MORTGAGE BALANCE ON THE PROPERTY AT THE TIME OF ORIGINATION

* COLTV SHOULD INCLUDE FIRST MORTGAGE BALANCE AND ANY ADDITIONAL MORTGAGES ON THE PROPERTY (WHETHER IN THIS COLLATERAL POOL OR NOT) AT THE TIME OF ORIGINATION

* FRONT END DTI SHOULD INCLUDE ONLY FIRST MORTGAGE EXPENSES (P AND I, PROPERTY TAXES AND INSURANCE)

*     BACK END DTI SHOULD INCLUDE ALL MORTGAGE EXPENSES AND ALL OTHER DEBT

* EACH LINE ITEM'S "DEAL PERCENTAGE" SHOULD REFLECT ITS RESPECTIVE RELATIVE PERCENTAGE OF THE DEAL.

* CELLS CORRESPONDING TO, FOR INSTANCE, THE IO ROW AND THE IO COLUMN, SHOULD EQUAL 100%, NOT ITS RESPECTIVE RELATIVE PERCENTAGE OF THE DEAL.

* FOR EXAMPLE THE PURCHASE ROW AND OWNER OCCUPIED COLUMN INTERSECTION SHOULD EQUAL THE PERCENTAGE OF PURCHASE LOANS THAT ARE OWNER OCCUPIED.

     Deal Name
  FFML 2005-FF12

                                                                                                               FRONT  BACK
                                           LOAN                      DEAL                                       END    END
          LOAN CHARACTERISTICS             NUMBER      BALANCE    PERCENTAGE   WAC   WALA  FICO   OLTV  COLTV   DTI    DTI
----------------------------------------------------------------------------------------------------------------------------
               Aggregate                    9,194  1,965,157,627    100.00%   6.84    357  656    80.1   92.0         42.5
            Rate 9.5 or less                9,183  1,964,456,767    99.96%    6.84    357  656    80.1   92.0         42.5
              Rate 9.5-10                     10      658,442        0.03%    9.67    358  572    87.0   87.0         36.2
            RATE 10.001-10.5                  1        42,417        0.00%    10.25   358  563    90.0   90.0         34.0
             RATE 10.501-11
            RATE 11.001-11.5
         RATE greater than 11.5
----------------------------------------------------------------------------------------------------------------------------
               LB <50,000                    254     10,605,165      0.54%    7.90    341  620    77.1   80.8         35.4
             LB 50,001-100K                 1,597   125,656,030      6.39%    7.32    353  629    79.6   90.0         40.0
              LB 100-200K                   3,732   547,297,675     27.85%    7.02    356  642    80.3   91.8         42.2
              LB 200-300k                   1,778   436,741,674     22.22%    6.82    357  653    80.2   91.9         43.1
              LB 300K-400K                   876    303,879,588     15.46%    6.72    358  666    80.4   93.1         43.7
              LB 400K-500k                   469    210,502,573     10.71%    6.64    358  669    80.6   93.0         43.8
              LB 500-600k                    222    121,835,143      6.20%    6.68    357  670    80.6   92.5         43.4
              LB 600-700k                    109     70,899,209      3.61%    6.67    358  666    79.8   90.9         42.1
              LB 700-800k                     63     47,334,745      2.41%    6.49    358  677    78.3   92.3         40.3
              LB 800-900k                     37     31,628,682      1.61%    6.47    358  687    79.8   94.1         38.8
               LB 900-1MM                     36     34,765,650      1.77%    6.48    358  682    77.0   89.2         38.1
             LB 1MM-1.25MM                    19     21,119,493      1.07%    6.34    357  708    78.4   90.7         38.9
              LB > 1.25MM                     2      2,892,000       0.15%    6.56    358  784    77.4   93.5         36.3
----------------------------------------------------------------------------------------------------------------------------
               FICO <500
              FICO 501-525
              FICO 526-550                   165     21,804,011      1.11%    8.13    353  545    76.0   76.8         39.3
              FICO 551-575                   536     78,834,661      4.01%    7.82    355  565    78.3   78.7         41.4
              FICO 576-600                  1,063   161,638,059      8.23%    7.51    357  589    80.1   87.8         41.1
              FICO 601-625                  1,710   311,075,804     15.83%    7.05    357  613    80.3   91.3         43.2
              FICO 626-650                  1,670   365,125,386     18.58%    6.83    357  639    80.5   92.1         42.8
              FICO 651-700                  2,647   653,227,160     33.24%    6.63    357  672    80.2   93.6         42.5
                  >700                      1,403   373,452,546     19.00%    6.47    357  734    80.2   95.0         42.4
----------------------------------------------------------------------------------------------------------------------------
                 LTV 80                     5,159  1,178,334,396    59.96%    6.64    357  665    80.0   96.8         43.3
               LTV 80-85                     437     81,627,421      4.15%    7.56    356  617    84.5   84.6         41.6
              LTV 85.01-90                   921    173,076,160      8.81%    7.76    357  634    89.6   89.7         41.5
              LTV 90.01-95                   493     91,320,793      4.65%    7.63    356  662    94.6   94.7         42.0
             LTV 95.01-100                    3       549,641        0.03%    8.45    357  669   100.0  100.0         35.0
                LTV >100
----------------------------------------------------------------------------------------------------------------------------
                2nd Home                      56     9,960,202       0.51%    7.46    357  674    84.2   84.9         42.6
            Invest Property                  326     52,024,861      2.65%    7.52    357  685    83.2   83.2         38.2
----------------------------------------------------------------------------------------------------------------------------
                2nd lien                      0          0           0.00%    0.00     0    0     0.0    0.0    0.0    0.0
           Simultaneous 2nds                5,331  1,211,278,430    61.64%    6.61    358  667    79.9   99.1         43.6
----------------------------------------------------------------------------------------------------------------------------
               Stated Doc                     48     20,059,337      1.02%    7.08    358  677    83.5   85.0         41.6
                Limited                       51     10,227,907      0.52%    7.13    353  648    82.0   90.1         43.8
                 No Doc                     2,891   704,654,216     35.86%    6.95    357  671    80.2   91.2         42.2
----------------------------------------------------------------------------------------------------------------------------
                Purchase                    6,158  1,350,886,691    68.74%    6.75    358  665    80.6   96.7         43.2
             Cash Out Refi                  2,736   560,315,245     28.51%    7.04    355  635    79.1   81.5         40.8
             Rate Term Refi                  300     53,955,691      2.75%    7.04    352  638    78.6   81.7         40.2
----------------------------------------------------------------------------------------------------------------------------
               2-4 Family                   6,606  1,326,703,650    67.51%    6.87    357  652    80.1   91.3         42.3
                 Condo                       768    165,586,456      8.43%    6.72    357  667    80.2   94.6         43.2
----------------------------------------------------------------------------------------------------------------------------
                 Fixed                      1,394   203,781,861     10.37%    7.19    347  647    78.0   83.3         39.9
                  Arm                       7,800  1,761,375,766    89.63%    6.80    358  657    80.4   93.0         42.8
----------------------------------------------------------------------------------------------------------------------------
             Back DTI 45-50                 2,371   545,874,068     27.78%    6.88    357  658    80.6   93.4         48.2
             Back DTI 50-55                 1,492   319,616,263     16.26%    6.63    357  650    80.4   93.9         53.3
             Back DTI > 55                    8      1,272,716       0.06%    7.49    345  610    79.5   91.0         58.1
----------------------------------------------------------------------------------------------------------------------------
                   IO                       4,851  1,290,158,636    65.65%    6.70    358  664    80.0   94.2         43.4
----------------------------------------------------------------------------------------------------------------------------
                  Cali                      2,055   754,168,543     38.38%    6.54    357  670    78.8   92.0         43.3
                 N Cali                      581    223,492,169     11.37%    6.53    358  667    78.9   92.3         44.3
                 S Cali                     1,474   530,676,374     27.00%    6.54    357  671    78.8   91.9         42.9
                   NY                        269     67,453,365      3.43%    6.95    357  672    80.1   91.0         41.9
                   FL                        698    141,127,709      7.18%    7.08    357  653    80.6   91.1         42.1
                Georgia                      318     50,433,906      2.57%    7.14    356  641    81.7   95.8         41.7
                  Ohio                       411     45,649,295      2.32%    7.23    357  629    82.4   92.2         41.8
                Maryland                     213     54,163,077      2.76%    6.99    357  640    80.3   90.6         43.7
----------------------------------------------------------------------------------------------------------------------------
              40 yr Loans
----------------------------------------------------------------------------------------------------------------------------
      Purchase Loans w/Simul 2nds           4,949  1,124,188,148    57.21%    6.60    358  669    79.9   99.3         43.7
 Stated Doc Purchase Loans w/Simul 2nds       3      1,423,100       0.07%    6.31    358  717    80.0  100.0         47.3
     IO Purchase Loans w/Simul 2nds         3,361   887,588,362     45.17%    6.55    358  672    79.9   99.3         44.2
Stated Doc IO Purchase Loans w/Simul 2nds     3      1,423,100       0.07%    6.31    358  717    80.0  100.0         47.3
----------------------------------------------------------------------------------------------------------------------------
              FICO Std Dev                  52.34
              LTV Std Dev                    8.35
----------------------------------------------------------------------------------------------------------------------------


                                           FULL   OWNER   SINGLE            SIMUL         INIT  SUBS  LIFE
          LOAN CHARACTERISTICS             DOC     OCC    FAMILY  PURCHASE  2NDS    IO     CAP   CAP   CAP
----------------------------------------------------------------------------------------------------------
               Aggregate                    62.6   96.9     87.2     68.7    61.6  65.7    3.0   1.0   6.0
            Rate 9.5 or less                62.6   96.8     87.2     68.8    61.7  65.7    3.0   1.0   6.0
              Rate 9.5-10                   78.1   100.0   100.0     49.6    0.0   27.3    3.0   1.0   6.0
            RATE 10.001-10.5               100.0   100.0   100.0    100.0    0.0    0.0    3.0   1.0   6.0
             RATE 10.501-11
            RATE 11.001-11.5
         RATE greater than 11.5
----------------------------------------------------------------------------------------------------------
               LB <50,000                   82.0   77.9     91.6     59.1    18.2   6.3    3.0   1.0   6.0
             LB 50,001-100K                 79.5   95.6     90.6     66.1    52.2  24.7    3.0   1.0   6.0
              LB 100-200K                   70.5   96.2     90.1     65.5    58.4  48.6    3.0   1.0   6.0
              LB 200-300k                   59.8   96.8     84.1     66.2    59.7  69.3    3.0   1.0   6.0
              LB 300K-400K                  50.6   96.4     82.5     70.9    65.5  79.4    3.0   1.0   6.0
              LB 400K-500k                  52.2   97.4     84.1     72.0    65.7  78.3    3.0   1.0   6.0
              LB 500-600k                   53.6   99.1     88.8     65.2    63.9  86.2    3.0   1.0   6.0
              LB 600-700k                   56.8   98.2     90.0     74.4    62.5  86.1    3.0   1.0   6.0
              LB 700-800k                   69.9   100.0    95.3     74.6    77.7  88.7    3.0   1.0   6.0
              LB 800-900k                   75.7   100.0    91.8     84.3    78.8  78.7    3.0   1.0   6.0
               LB 900-1MM                   80.7   100.0    94.4     89.0    72.2  80.8    2.9   1.0   6.0
             LB 1MM-1.25MM                  83.2   100.0    94.3     88.6    68.9  95.3    3.0   1.0   6.0
              LB > 1.25MM                  100.0   100.0   100.0    100.0   100.0  100.0   3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
               FICO <500
              FICO 501-525
              FICO 526-550                  84.1   100.0    94.6     27.3    4.2   26.2    3.0   1.0   6.0
              FICO 551-575                  77.1   99.3     92.6     28.0    1.9   28.0    3.0   1.0   6.0
              FICO 576-600                  80.8   98.1     92.7     53.7    38.9  41.1    3.0   1.0   6.0
              FICO 601-625                  80.7   98.6     92.0     60.4    58.1  61.3    3.0   1.0   6.0
              FICO 626-650                  66.1   97.5     87.5     67.1    61.9  69.0    3.0   1.0   6.0
              FICO 651-700                  52.5   96.4     86.3     74.6    69.8  72.5    3.0   1.0   6.0
                  >700                      49.5   94.4     80.5     84.6    76.0  75.1    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
                 LTV 80                     64.9   98.6     85.7     85.7    74.7  75.7    3.0   1.0   6.0
               LTV 80-85                    57.8   95.9     90.5     22.5    0.3   39.6    3.0   1.0   6.0
              LTV 85.01-90                  57.1   88.3     90.4     41.1    0.6   48.4    3.0   1.0   6.0
              LTV 90.01-95                  47.6   89.9     89.4     43.3    0.9   33.0    3.0   1.0   6.0
             LTV 95.01-100                 100.0   100.0   100.0     72.8    0.0   72.8    3.0   1.0   6.0
                LTV >100
----------------------------------------------------------------------------------------------------------
                2nd Home                    70.7    0.0     89.5     92.8    4.4   61.3    3.0   1.0   6.0
            Invest Property                 88.6    0.0     73.3     70.4    0.0   57.2    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
                2nd lien                    0.0     0.0     0.0      0.0     0.0    0.0    0.0   0.0   0.0
           Simultaneous 2nds                66.6   100.0    85.6     92.8   100.0  78.5    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
               Stated Doc                   0.0    100.0    84.7     77.8    7.1   86.6    3.0   1.0   6.0
                Limited                     0.0    98.3     87.1     73.1    44.6  51.5    3.0   1.0   6.0
                 No Doc                     0.0    98.8     85.8     63.6    56.6  64.6    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
                Purchase                    65.1   96.6     85.0    100.0    83.2  74.6    3.0   1.0   6.0
             Cash Out Refi                  55.5   97.6     91.9     0.0     14.0  46.6    3.0   1.0   6.0
             Rate Term Refi                 73.1   95.3     93.9     0.0     15.9  39.9    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
               2-4 Family                   61.3   97.3    100.0     64.0    58.1  62.5    3.0   1.0   6.0
                 Condo                      61.8   96.4     0.0      82.9    74.5  76.8    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
                 Fixed                      72.3   96.7     93.8     37.2    27.9  14.6    0.0   0.0   0.0
                  Arm                       61.5   96.9     86.4     72.4    65.5  71.6    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
             Back DTI 45-50                 51.6   97.6     85.7     74.6    66.3  69.1    3.0   1.0   6.0
             Back DTI 50-55                 92.2   97.4     86.5     72.9    70.5  73.4    3.0   1.0   6.0
             Back DTI > 55                  66.8   100.0    70.8     60.9    57.2  57.2    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
                   IO                       62.9   97.2     86.3     78.1    73.7  100.0   3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
                  Cali                      56.6   97.8     86.2     73.2    70.0  87.1    3.0   1.0   6.0
                 N Cali                     60.0   98.6     90.7     73.8    71.3  92.1    3.0   1.0   6.0
                 S Cali                     55.2   97.4     84.4     72.9    69.5  85.0    3.0   1.0   6.0
                   NY                       48.6   96.5     59.2     72.0    57.5  50.6    3.0   1.0   6.0
                   FL                       61.9   91.3     85.8     72.2    53.8  59.3    3.0   1.0   6.0
                Georgia                     82.9   93.8     95.9     76.6    70.6  68.5    3.0   1.0   6.0
                  Ohio                      74.7   96.0     94.5     56.5    49.8  40.2    3.0   1.0   6.0
                Maryland                    73.2   98.4     92.7     59.9    54.5  76.3    3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
              40 yr Loans
----------------------------------------------------------------------------------------------------------
      Purchase Loans w/Simul 2nds           64.7   100.0    85.1    100.0   100.0  79.0    3.0   1.0   6.0
 Stated Doc Purchase Loans w/Simul 2nds     0.0    100.0   100.0    100.0   100.0  100.0   3.0   1.0   6.0
     IO Purchase Loans w/Simul 2nds         62.8   100.0    84.8    100.0   100.0  100.0   3.0   1.0   6.0
Stated Doc IO Purchase Loans w/Simul 2nds   0.0    100.0   100.0    100.0   100.0  100.0   3.0   1.0   6.0
----------------------------------------------------------------------------------------------------------
              FICO Std Dev
              LTV Std Dev
----------------------------------------------------------------------------------------------------------

Non IO

Doc Stat = full
cc Stat = owner occupied

                        < 70       >= 70 / < 80      >= 80 / < 90      >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------
< 550                   0.14%          0.09%             0.34%             0.00%          0.00%
>= 550 / < 570          0.26%          0.26%             0.77%             0.20%          0.00%
>= 570 / < 590          0.21%          0.40%             1.21%             0.54%          0.00%
>= 590 / < 610          0.20%          0.55%             1.98%             0.55%          0.00%
>= 610 / < 630          0.15%          0.59%             2.22%             0.40%          0.00%
>= 630 / < 650          0.19%          0.47%             1.55%             0.29%          0.00%
>= 650 / < 670          0.08%          0.47%             1.35%             0.26%          0.00%
>= 670 / < 690          0.18%          0.43%             0.83%             0.16%          0.00%
>= 690 / < 710          0.12%          0.27%             0.53%             0.06%          0.00%
>= 710 / < 730          0.05%          0.13%             0.55%             0.02%          0.00%
>= 730                  0.15%          0.22%             0.72%             0.04%          0.00%

Doc Stat = not full
cc Stat = owner occupied

                        < 70       >= 70 / < 80      >= 80 / < 90      >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------
< 550                   0.02%          0.07%             0.07%             0.00%          0.00%
>= 550 / < 570          0.08%          0.15%             0.19%             0.06%          0.00%
>= 570 / < 590          0.16%          0.40%             0.39%             0.17%          0.00%
>= 590 / < 610          0.19%          0.18%             0.34%             0.44%          0.00%
>= 610 / < 630          0.18%          0.27%             0.43%             0.56%          0.00%
>= 630 / < 650          0.12%          0.24%             0.91%             0.59%          0.00%
>= 650 / < 670          0.16%          0.40%             1.09%             0.45%          0.00%
>= 670 / < 690          0.16%          0.29%             0.95%             0.39%          0.00%
>= 690 / < 710          0.17%          0.16%             0.52%             0.27%          0.00%
>= 710 / < 730          0.07%          0.04%             0.58%             0.15%          0.00%
>= 730                  0.05%          0.11%             0.45%             0.17%          0.00%

Doc Stat = full
Stat = not owner occupied

                        < 70       >= 70 / < 80      >= 80 / < 90      >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------
< 550
>= 550 / < 570          0.00%          0.00%             0.01%             0.00%          0.00%
>= 570 / < 590          0.00%          0.02%             0.03%             0.00%          0.00%
>= 590 / < 610          0.01%          0.00%             0.03%             0.00%          0.00%
>= 610 / < 630          0.06%          0.01%             0.04%             0.03%          0.00%
>= 630 / < 650          0.02%          0.02%             0.09%             0.05%          0.00%
>= 650 / < 670          0.01%          0.02%             0.03%             0.16%          0.00%
>= 670 / < 690          0.00%          0.01%             0.03%             0.03%          0.00%
>= 690 / < 710          0.01%          0.00%             0.04%             0.06%          0.00%
>= 710 / < 730          0.00%          0.00%             0.02%             0.07%          0.00%
>= 730                  0.00%          0.01%             0.05%             0.12%          0.00%

Doc Stat = not full
Stat = not owner occupied

                        < 70       >= 70 / < 80      >= 80 / < 90      >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------
< 550
>= 550 / < 570
>= 570 / < 590          0.00%          0.00%             0.00%             0.00%          0.00%
>= 590 / < 610          0.00%          0.01%             0.00%             0.00%          0.00%
>= 610 / < 630          0.00%          0.00%             0.00%             0.00%          0.00%
>= 630 / < 650          0.00%          0.02%             0.02%             0.00%          0.00%
>= 650 / < 670          0.00%          0.02%             0.01%             0.00%          0.00%
>= 670 / < 690          0.03%          0.00%             0.01%             0.01%          0.00%
>= 690 / < 710          0.00%          0.00%             0.02%             0.00%          0.00%
>= 710 / < 730          0.00%          0.01%             0.01%             0.02%          0.00%
>= 730                  0.01%          0.00%             0.03%             0.01%          0.00%

IO

Doc Stat = full
cc Stat = owner occupied

                        < 70       >= 70 / < 80      >= 80 / < 90      >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------
< 550                   0.06%          0.04%             0.16%             0.00%          0.00%
>= 550 / < 570          0.13%          0.16%             0.41%             0.10%          0.00%
>= 570 / < 590          0.18%          0.37%             1.07%             0.22%          0.00%
>= 590 / < 610          0.21%          0.70%             3.13%             0.38%          0.00%
>= 610 / < 630          0.19%          1.03%             5.05%             0.37%          0.00%
>= 630 / < 650          0.17%          1.40%             5.02%             0.46%          0.00%
>= 650 / < 670          0.13%          1.04%             4.38%             0.15%          0.00%
>= 670 / < 690          0.08%          0.71%             3.97%             0.19%          0.00%
>= 690 / < 710          0.00%          0.65%             2.10%             0.05%          0.00%
>= 710 / < 730          0.02%          0.26%             1.88%             0.08%          0.00%
>= 730                  0.09%          0.31%             2.55%             0.05%          0.00%

Doc Stat = not full
cc Stat = owner occupied

                        < 70       >= 70 / < 80      >= 80 / < 90      >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------
< 550                   0.00%          0.01%             0.00%             0.00%          0.00%
>= 550 / < 570          0.00%          0.03%             0.03%             0.00%          0.00%
>= 570 / < 590          0.03%          0.01%             0.00%             0.00%          0.00%
>= 590 / < 610          0.16%          0.11%             0.31%             0.15%          0.00%
>= 610 / < 630          0.27%          0.25%             0.43%             0.26%          0.00%
>= 630 / < 650          0.13%          0.66%             2.25%             0.30%          0.00%
>= 650 / < 670          0.11%          0.77%             4.44%             0.35%          0.00%
>= 670 / < 690          0.07%          0.63%             2.91%             0.36%          0.00%
>= 690 / < 710          0.04%          0.39%             2.64%             0.17%          0.00%
>= 710 / < 730          0.06%          0.42%             1.91%             0.12%          0.00%
>= 730                  0.15%          0.24%             2.82%             0.10%          0.00%

Doc Stat = full
cc Stat = not owner occupied

                        < 70       >= 70 / < 80      >= 80 / < 90      >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------
< 550
>= 550 / < 570
>= 570 / < 590          0.01%          0.03%             0.01%             0.00%          0.00%
>= 590 / < 610          0.00%          0.00%             0.03%             0.00%          0.00%
>= 610 / < 630          0.02%          0.00%             0.07%             0.01%          0.00%
>= 630 / < 650          0.00%          0.04%             0.05%             0.10%          0.00%
>= 650 / < 670          0.00%          0.06%             0.17%             0.11%          0.00%
>= 670 / < 690          0.01%          0.01%             0.09%             0.09%          0.00%
>= 690 / < 710          0.00%          0.03%             0.03%             0.16%          0.00%
>= 710 / < 730          0.03%          0.01%             0.05%             0.08%          0.00%
>= 730                  0.02%          0.01%             0.05%             0.24%          0.00%

Doc Stat = not full
cc Stat = not owner occupied

                        < 70       >= 70 / < 80      >= 80 / < 90      >= 90 / < 100      >= 100
------------------------------------------------------------------------------------------------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630
>= 630 / < 650          0.00%          0.01%             0.01%             0.00%          0.00%
>= 650 / < 670          0.00%          0.00%             0.01%             0.00%          0.00%
>= 670 / < 690          0.00%          0.00%             0.02%             0.01%          0.00%
>= 690 / < 710          0.00%          0.00%             0.04%             0.00%          0.00%
>= 710 / < 730          0.00%          0.00%             0.04%             0.00%          0.00%
>= 730                  0.01%          0.02%             0.03%             0.01%          0.00%